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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-14896                11-3027591
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement
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On December 20, 2006, the Registrant and David C. Kahn entered into an agreement
(the "Agreement") pursuant to which Mr. Kahn agreed to continue to serve as Chief Financial Officer of the Registrant through December 31, 2008. In consideration for his services, Mr. Kahn will be compensated at the rate of $6,615 per month for the period through December 31, 2007 and $6,945 per month for the year ended December 31, 2008. Mr. Kahn was also issued a five year option (the "Option") to purchase 75,000 shares of the Registrant's common stock at an exercise price of $1.50 per share. The option vested 30,000 shares on the date of grant and the balance of 45,000 shares will vest on a quarterly basis in equal amounts of 5,625 shares beginning March 31, 2007 through December 31, 2008. Upon a "Change in Control" (as defined) all of the unvested shares underlying the Option shall become 100% vested and immediately exercisable.
The Agreement further provides that the Registrant may terminate the Agreement at any time for any reason. In the event Mr. Kahn's employment is terminated without "Good Cause" (as defined), he will be entitled to accelerated vesting of all unvested shares underlying the Option and the lesser of (i) six months base monthly compensation or (ii) the remaining balance of the monthly compensation payable through December 31, 2008.

Item 9.01   Financial Statements and Exhibits
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(c)         Exhibits

Exhibit Number     Description
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10.1               Agreement, dated December 20, 2006, between the Registrant and David C. Kahn.



















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: December 22, 2006           By: /S/ Corey M. Horowitz
                                       ---------------------------
                                       Name: Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer


























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                                 EXHIBIT INDEX
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Exhibit Number     Description
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10.1               Agreement, dated December 20, 2006, between the Registrant and David C. Kahn.


















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